TD P1 P2 P4 03/17

SUPPLEMENT DATED MARCH 21, 2017

TO THE PROSPECTUSES DATED

MAY 1, 2016

OF

TEMPLETON DEVELOPING MARKETS VIP FUND

 (A series of Franklin Templeton Variable Insurance Products Trust)

The Prospectus is amended as follows:

I.  Effective April 3, 2017, for the Templeton Developing Markets VIP Fund, the portfolio management team under the “FUND SUMMARY – Portfolio Managers” section on page TD-S4 is revised as follows:

Portfolio Manager

Chetan Sehgal, CFA Director of Global Emerging Markets/Small Cap Strategies of Templeton Emerging Markets Group and portfolio manager of Asset Management and portfolio manager of the Fund since April 2017.

II. Effective April 3, 2017, for the Templeton Developing Markets VIP Fund, the portfolio management team under the “FUND DETAILS – Management” section on page TD-D7 is revised as follows:

The Fund is managed by a dedicated professional focused on investments in developing and emerging markets. The portfolio manager of the Fund is as follows:

Chetan Sehgal, CFA   Director of Global Emerging Markets/Small Cap Strategies of the Templeton Emerging Markets Group and portfolio manager of Asset Management

Mr. Sehgal has been a portfolio manager of the Fund since April 2017. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time.  He joined Franklin Templeton Investments in 1995.

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Please keep this supplement with your Prospectus for future reference.